UNITED STATES
	SECURITIES AND EXCHANGE COMMISSION



	Washington, D.C. 20549
	________________________________________



	FORM 8-K



	CURRENT REPORT
	PURSUANT TO SECTION 13 OR 15(d) OF THE
	SECURITIES EXCHANGE ACT OF 1934


Date of Report January 23, 1996

	THE MONTANA POWER COMPANY
	(Exact name of registrant as specified in its charter)


		Montana		1-4566		  81-0170530
(State or other jurisdiction	(Commission		(IRS Employer
	of incorporation)	File Number)	Identification No.)


	40 East Broadway, Butte, Montana 59701
	(Address of principal executive offices) (zip code)

	Registrant's telephone number, including area code (406) 723-5421

	Exhibit Index is found on page 5.



ITEM 5.  Other Events



	Fourth Quarter Net Income


	Net income for the year ended December 31, 1995 was 92 cents per share, a decrease of $1.08 compared to the year 1994. The decrease was largely the result of a previously announced decision to close an underground mine in Colorado and to adopt a new financial accounting standard "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" - SFAS No. 121. The impairments resulted in an after tax charge to income of approximately $46,000,000 or 85 cents per share. The writedown of the investment in the underground coal mine was $29,000,000 and the writedown of certain other non-regulated coal, oil and gas properties was $17,000,000.

	The Colorado mine will be closed by March 31, 1996. The mine incurred after tax losses of approximately $9,500,000 in the first nine months of 1995 and approximately $7,800,000 during all of 1994.

	Consolidated net income for 1995 was also adversely impacted by the March 1995 arbitration decision that lowered the price of coal sold to Colstrip Units 1 and 2. The lower price, retroactive to July 1991, benefited the Utility 13 cents through lower fuel costs, while Entech's earnings declined 18 cents.

	Utility operations benefited from a 16% increase in low-cost hydroelectric generation in 1995. Favorable hydroelectric conditions resulted in low-cost power in the regional energy market, displacing higher cost thermal energy. These conditions and the arbitration decision increased Utility earnings. Entech's earnings for the year also were negatively impacted by reduced coal volumes sold due to thermal displacement at the Colstrip units and the loss of a Midwestern coal contract. Early 1996 reports forecast an above average snow pack and at or above average streamflows for the run-off season.

	The Independent Power Group's earnings were lower in 1995, reflecting the absence of development revenues. Increased income from operating projects partially offset this expected decrease.

	In the fourth quarter of 1995 consolidated earnings decreased by 87 cents per share due largely to the writedown of non-regulated assets.


	For comparative purposes, the following table shows the breakdown of consolidated net income per share by principal business segment.

			      Quarter Ended
			   1995   	   1994

	Utility Operations	$    0.56 	$    0.49
	Entech	    (0.62)	     0.26
	Independent Power Group	     0.01	     0.07

		Consolidated	$   (0.05)	$    0.82


			       Year Ended
			   1995   	   1994

	Utility Operations	$    1.22	$    0.91
	Entech	    (0.38)	     0.90
	Independent Power Group	     0.08	     0.19

		Consolidated	$    0.92	$    2.00








ITEM 7.  Exhibits

99a	Preliminary Condensed Balance Sheet at December 31, 1995 and 1994.

99b	Preliminary Consolidated Statements of Income for the Quarters Ended
December 31, 1995 and 1994 and for the Year Ended December 31, 1995 and
1994.

99c	Preliminary Utility Operations Schedule of Revenues and Expenses for the
Quarters Ended December 31, 1995 and 1994 and for the Year Ended
December 31, 1995 and 1994.

99d	Preliminary Entech Operations Schedule of Revenues and Expenses for the
Quarters Ended December 31, 1995 and 1994 and for the Year Ended
December 31, 1995 and 1994.

99e	Preliminary Independent Power Group Operations Schedule of Revenues and
Expenses for the Quarters Ended December 31, 1995 and 1994 and for the
Year Ended December 31, 1995 and 1994.




	Exhibit Index

Exhibit	Page

99a	Preliminary Condensed Balance Sheet at December 31, 1995 and
	1994.	6

99b	Preliminary Consolidated Statement of Income for the Quarters
	Ended December 31, 1995 and 1994 and for the Year Ended
	December 31, 1995 and 1994.  	7

99c	Preliminary Utility Operations Schedule of Revenues and
	Expenses for the Quarters Ended December 31, 1995 and 1994
	and for the Year Ended December 31, 1995 and 1994.	8

99d	Preliminary Entech Operations Schedule of Revenues and
	Expenses for the Quarters Ended December 31, 1995 and 1994
	and for the Year Ended December 31, 1995 and 1994.	9

99e	Preliminary Independent Power Group Operations Schedule of
	Revenues and Expenses for the Quarters Ended December 31, 1995
	and 1994 and for the Year Ended December 31, 1995 and 1994.	10



Exhibit 99a

THE MONTANA POWER COMPANY AND SUBSIDIARIES
PRELIMINARY CONDENSED BALANCE SHEET

	December 31,	December 31,
	    1995    	    1994
	      Thousands of Dollars
ASSETS:

	Utility and other plant		$ 2,148,469	$ 1,992,239
	Plant under construction		     57,095	     79,510
	Less - accumulated depreciation and depletion		    663,215	    619,195
					$ 1,542,349 	$ 1,452,554

	Entech property		    540,502	    530,167
	Less - accumulated depreciation and depletion		    213,727	    189,926
					    326,775	    340,241

	Independent Power Group		     72,452 	     70,253
	Less - accumulated depreciation		     19,666	     17,560
					     52,786	     52,693

	Miscellaneous investments		    103,115	    104,110
	Current assets		    272,029	    294,630
	Deferred charges		    289,037	    268,469

					$ 2,586,091	$ 2,512,697

LIABILITIES:

	Common shareholders' equity		$   945,478	$   955,520
	Preferred stock		    101,416	    101,416
	Long-term debt		    625,004	    588,876
					$ 1,671,898	$ 1,645,812

	Current liabilities		    329,378	    313,068
	Deferred income taxes and credits		    584,815	    553,817

					$ 2,586,091	$ 2,512,697


Exhibit 99b
PRELIMINARY CONSOLIDATED STATEMENT OF INCOME
The Montana Power Company and Subsidiaries

	     Quarter Ended	     Year Ended
	      December 31,    	     December 31,
	   1995	   1994	   1995	  1994
	             Thousands of Dollars
REVENUES		$270,049	   289,405	$  953,539	$1,005,970

EXPENSES:
	Operations		 112,219	   122,292	   424,443	   440,472
	Maintenance		  15,365	    15,972	    68,286	    75,357
	Selling, general and administrative		  25,456	    26,105	    98,327	   103,127
	Taxes other than income taxes		  20,219	    25,539	    89,858	    99,200
	Depreciation, depletion and amortization		  20,595	    21,682	    86,976	    86,711
	Writedowns of Long-Lived Assets		  74,297	         0	    74,297	         0
					 268,151	   211,590	   842,187	   804,867

	INCOME FROM OPERATIONS		   1,898	    77,815	   111,352	   201,103

INTEREST EXPENSE AND OTHER INCOME:
	Interest		  11,019	    10,485	    43,788	    42,817
	Other (income) deductions - net		  (4,171)	    (2,278)	   (10,947)	   (10,532)
					   6,848	     8,207	    32,841	    32,285

INCOME TAXES		  (3,833)	    24,184	    21,574	    55,226

NET INCOME		  (1,117)	    45,424	    56,937	   113,592
DIVIDENDS ON PREFERRED STOCK		   1,807	     1,807	     7,227	     7,227

NET INCOME AVAILABLE FOR COMMON STOCK		$ (2,924)   $   43,617	$   49,710	$  106,365

AVERAGE NUMBER OF COMMON SHARES
	OUTSTANDING (000)		  54,528	    53,498	    54,121	    53,125

NET INCOME PER SHARE OF COMMON STOCK		$  (0.05)	$     0.82	$     0.92	$     2.00


Exhibit 99c
UTILITY OPERATIONS (PRELIMINARY)

	   Quarter Ended	     Year Ended
	    December 31,     	    December 31,
	   1995	   1994	  1995	   1994
	             Thousands of Dollars
ELECTRIC UTILITY:

REVENUES:
	Revenues		$ 125,617	$ 126,853	$ 422,019	$ 427,686
	Intersegment revenues		    1,355	    1,458	    5,793	    5,924
					  126,972	  128,311	  427,812	  433,610

EXPENSES:
	Power supply		   45,534	   51,135	  148,240	  178,927
	Transmission and distribution		    6,303	    6,672	   26,916	   27,566
	Selling, general and administrative		   10,729	   11,324	   41,932	   46,134
	Taxes other than incomes taxes		    8,495	   10,455	   43,302	   42,214
	Depreciation and amortization		   10,628	   10,175	   42,506	   40,699
					   81,689	   89,761	  302,896	  335,540

	INCOME FROM ELECTRIC OPERATIONS		   45,283	   38,550	  124,916	   98,070

NATURAL GAS UTILITY:

REVENUES:
	Revenues (other than gas supply cost
		revenues)		   31,758	   32,397	   93,460	   88,914
	Gas supply cost revenues		    6,354	    5,730	   21,660	   18,191
	Intersegment revenues		      197	      272	      862	      917
					   38,309	   38,399	  115,982	  108,022

EXPENSES:
	Gas supply costs		    6,354	    5,730	   21,660	   18,191
	Other production, gathering and
		exploration		    2,509	    2,417	    9,662	    8,882
	Transmission and distribution		    2,749	    2,639	   10,932	   10,154
	Selling, general and administrative		    4,125	    4,335	   17,161	   17,669
	Taxes other than income taxes		    3,942	    3,773	   14,841	   13,708
	Depreciation, depletion and amortization		    2,700	    2,510	   10,793	    9,842
					   22,379	   21,404	   85,049	   78,446

	INCOME FROM GAS OPERATIONS		   15,930	   16,995	   30,933	   29,576

INTEREST EXPENSE AND OTHER INCOME:
	Interest		   10,955	   10,839	   44,029	   43,013
	Other (income) deductions - net		   (1,187)	   (1,146)	   (5,417)	   (3,947)
					    9,768	    9,693	   38,612	   39,066

INCOME BEFORE INCOME TAXES		   51,445	   45,852	  117,237	   88,580

INCOME TAXES		   19,241	   18,009	   44,047	   33,171

UTILITY NET INCOME		$  32,204	$  27,843	$  73,190	$  55,409


Exhibit 99d

ENTECH OPERATIONS (PRELIMINARY)

	    Quarter Ended	     Year Ended
	    December 31,     	    December 31,
	   1995	   1994	  1995	   1994
	             Thousands of Dollars
COAL:

REVENUES:
	Revenues		$  50,369	$  65,812	$ 207,517	$ 252,507
	Intersegment revenues		   10,644	   11,910	   25,659	   42,201
					   61,013	   77,722	  233,176	  294,708
EXPENSES:
	Cost of sales		   35,013	   45,427	  155,829	  169,259
	Selling, general and administrative		    6,904	    7,979	   27,711	   29,463
	Taxes other than incomes taxes		    7,000	   10,014	   27,210	   37,733
	Depreciation, depletion and amortization		    1,867	    3,267	   11,187	   12,649
	Writedown of Long-Lived Assets		   55,102	        0	   55,102	        0
					  105,886	   66,687	  277,039	  249,104
	INCOME FROM COAL OPERATIONS		  (44,873)	   11,035	  (43,863)	   45,604

OIL AND NATURAL GAS:

REVENUES:
	Revenues		   27,195	   24,802	  100,198	   97,994
	Intersegment revenues		       71	       92	      241	      254
					   27,266	   24,894	  100,439	   98,248
EXPENSES:
	Cost of sales		   17,384	   13,458	   60,526	   54,283
	Selling, general and administrative		    2,509	    2,192	    9,320	    8,514
	Taxes other than income taxes		      348	      700	    2,334	    3,340
	Depreciation, depletion and amortization		    3,959	    4,521	   17,569	   18,464
	Writedown of Long-Lived Assets		   19,194	        0	   19,194	        0
					   43,394	   20,871	  108,943	   84,601
	INCOME FROM OIL AND NATURAL GAS OPERATIONS		  (16,128)	    4,023	   (8,504)	   13,647

OTHER OPERATIONS:

REVENUES:
	Revenues	 	    7,418	    6,567	   26,308	   24,164
	Intersegment revenues		      183	      322	      662	      787
					    7,601	    6,889	   26,970	   24,951
EXPENSES:
	Cost of sales		    4,521	    4,514	   17,127	   16,787
	Selling, general and administrative		    1,926	    1,160	    5,537	    4,717
	Taxes other than income taxes		       98	       76	      343	      287
	Depreciation, depletion and amortization		      484	      480	    1,745	    1,945
					    7,029	    6,230	   24,752	   23,736
	INCOME FROM OTHER OPERATIONS		      572	      659	    2,218	    1,215

INTEREST EXPENSE AND OTHER INCOME:
	Interest		      833	      234	    4,596	    1,425
	Other (income) deductions - net		   (2,878)	   (1,030)	   (6,978)	   (3,517)
					   (2,045)	     (796)	   (2,382)	   (2,092)

INCOME BEFORE INCOME TAXES		  (58,384)	   16,513	  (47,767)	   62,558
INCOME TAXES		  (24,837)	    2,618	  (27,248)	   14,670
ENTECH NET INCOME		$ (33,547)	$  13,895	$ (20,519)	   47,888


Exhibit 99e

INDEPENDENT POWER GROUP OPERATIONS (PRELIMINARY)



	    Quarter Ended	     Year Ended
	    December 31,     	     December 31,
	  1995	  1994	  1995	   1994
	             Thousands of Dollars
REVENUES:
	Revenues		$  19,614	$  26,321	$  79,095	   93,647
	Earnings from unconsolidated investments		    1,543	      601	    2,622	    2,080
	Intersegment revenues		       87	      148	      796	    1,461
					   21,244	   27,070	   82,513	   97,188

EXPENSES:
	Operation and maintenance		   17,744	   18,048	   68,300	   75,080
	Selling, general and administrative		    1,092	    1,217	    3,557	    4,088
	Taxes other than incomes taxes		      337	      521	    1,831	    1,916
	Depreciation and amortization		      958	      729	    3,176	    3,112
					   20,131	   20,515	   76,864	   84,196

	INCOME (LOSS) FROM OPERATIONS		    1,113	    6,555	    5,649	   12,992

INTEREST EXPENSE AND OTHER INCOME:
	Interest		        5	        7	       21	       22
	Other (income) deductions - net		     (882)	     (696)	   (3,413)	   (4,711)
					     (877)	     (689)	   (3,392)	   (4,689)

INCOME BEFORE INCOME TAXES		    1,990	    7,244	    9,041	   17,681

INCOME TAXES		    1,764	    3,558	    4,775	    7,386

IPG NET INCOME		$     226	$   3,686	$   4,266	$  10,295




SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


	         THE MONTANA POWER COMPANY
		             (Registrant)

	By:/s/ J. P. Pederson
		J. P. Pederson
		Vice President and Chief Financial Officer

Date:  January 23, 1996












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